UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2009

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Avenue, Suite 1000, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Calpine Corporation (“Calpine”) executed the First Amendment to Credit Agreement and Second Amendment to Collateral Agency and Intercreditor Agreement (“the Amendment"), effective August 25, 2009, amending both the Credit Agreement dated as of January 31, 2008 (the “First Lien Facility” sometimes referred to as Calpine’s Exit Facility), and the Collateral Agency and Intercreditor Agreement, dated as of January 31, 2008, among Calpine, Calpine’s subsidiaries named therein as guarantors, the lenders party thereto from time to time, and Goldman Sachs Credit Partners L.P., as administrative agent and collateral agent. The Amendment provides Calpine additional flexibility with its capital structure by allowing Calpine, subject to certain conditions:

•	the option to buy back debt at a discount using cash on hand via an auction process;
•	the option to offer bonds to retire or exchange first lien term loans;
•	the option to issue first lien bonds under the accordion provision of the First Lien Facility, which previously only permitted the issuance of first lien term loans; and
•	the option to extend all or a portion of the revolver and term loan maturities, on revised terms, subject to acceptance by applicable lenders.

In addition, the Amendment provides for the aggregation of various investment and capital expenditure baskets.

This description of the Amendment is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1
Credit Agreement, dated as of January 31, 2008, among Calpine, as borrower, Goldman Sachs Credit Partners L.P., Credit Suisse, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents and as co-syndication agents, General Electric Capital Corporation, as sub-agent for the revolving lenders, Goldman Sachs Credit Partners L.P., as administrative agent and as collateral agent and each of the financial institutions from time to time party thereto (incorporated by reference to Exhibit 4.1 to Calpine’s Current Report on Form 8-K filed with the SEC on February 1, 2008).

10.2
First Amendment to Credit Agreement and Second Amendment to Collateral Agency and Intercreditor Agreement, dated as of August 20, 2009, among Calpine, certain of Calpine’s subsidiaries as guarantors, the financial institutions party thereto as lenders and Goldman Sachs Credit Partners L.P., as administrative agent and collateral agent.*

__________

*      Filed herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Zamir Rauf
Zamir Rauf
Executive Vice President and
Chief Financial Officer

Date: August 26, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of January 31, 2008, among Calpine, as borrower, Goldman Sachs Credit Partners L.P., Credit Suisse, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc., as co-documentation agents and as co-syndication agents, General Electric Capital Corporation, as sub-agent for the revolving lenders, Goldman Sachs Credit Partners L.P., as administrative agent and as collateral agent and each of the financial institutions from time to time party thereto (incorporated by reference to Exhibit 4.1 to Calpine’s Current Report on Form 8-K filed with the SEC on February 1, 2008).

10.2
First Amendment to Credit Agreement and Second Amendment to Collateral Agency and Intercreditor Agreement, dated as of August 20, 2009, among Calpine, certain of Calpine’s subsidiaries as guarantors, the financial institutions party thereto as lenders and Goldman Sachs Credit Partners L.P., as administrative agent and collateral agent.*

__________

*      Filed herewith.